     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 1997
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                    CALIFORNIA                                         95-3759463
          (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)
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                            5037 EAST HUNTER AVENUE
                           ANAHEIM, CALIFORNIA 92807
                                 (714) 693-8066
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 CARL W. WOMACK
                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
           SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, SECRETARY
                            5037 EAST HUNTER AVENUE
                           ANAHEIM, CALIFORNIA 92807
                                 (714) 693-8066
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

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
                J. JAY HERRON, ESQ.                               PETER LILLEVAND, ESQ.
              KAREN K. DREYFUS, ESQ.                             SCOTT D. ELLIOTT, ESQ.
               O'MELVENY & MYERS LLP                       ORRICK, HERRINGTON & SUTCLIFFE LLP
       610 NEWPORT CENTER DRIVE, SUITE 1700                 OLD FEDERAL RESERVE BANK BUILDING
       NEWPORT BEACH, CALIFORNIA 92660-6429                        400 SANSOME STREET
             TELEPHONE: (714) 760-9600                       SAN FRANCISCO, CALIFORNIA 94111
             FACSIMILE: (714) 669-6994                          TELEPHONE: (415) 392-1122
                                                                FACSIMILE: (415) 773-4283
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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: June 11,
1997

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box [ ].

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box [ ].

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [X]. File No. 333-28047

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ].

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box [ ].

                        CALCULATION OF REGISTRATION FEE

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
============================================================================================================
                                                                              PROPOSED
                                                            PROPOSED          MAXIMUM
                                           AMOUNT           MAXIMUM          AGGREGATE         AMOUNT OF
TITLE OF SHARES                            TO BE         OFFERING PRICE       OFFERING        REGISTRATION
TO BE REGISTERED                         REGISTERED       PER SHARE(1)        PRICE(1)            FEE
------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
  share.............................      161,000            $37.69          $6,068,090          $1,839
============================================================================================================
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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 based on the average of the high and low sales prices on June 10, 1997 as reported on the Nasdaq National Market.
================================================================================

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.

        Pacific Sunwear of California, Inc. hereby incorporates by reference its Registration Statement on Form S-3 (File No. 333-28047), filed with the Securities and Exchange Commission (the "Commission") on May 30, 1997, including Amendment No. 1 to Registration Statement, filed with the Commission on June 9, 1997, including all Exhibits filed with either of the foregoing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Anaheim, State of California on June 10, 1997.

                                          PACIFIC SUNWEAR OF CALIFORNIA, INC.

                                          By:       /s/ CARL W. WOMACK
                                            ------------------------------------
                                            Carl W. Womack
                                            Senior Vice President
                                             and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

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
                  SIGNATURE                                TITLE                     DATE
---------------------------------------------  ------------------------------    -------------

                      *                        President, Chief Executive        June 10, 1997
---------------------------------------------  Officer and Director
               Greg H. Weaver                  (Principal Executive Officer)

             /s/ CARL W. WOMACK                Senior Vice President, Chief      June 10, 1997
---------------------------------------------  Financial Officer and
               Carl W. Womack                  Secretary (Principal Financial
                                               and Accounting Officer)

                      *                        Chairman of the Board of          June 10, 1997
---------------------------------------------  Directors
              Julius Jensen III

                      *                        Director                          June 10, 1997
---------------------------------------------
            Pearson C. Cummin III

                      *                        Director                          June 10, 1997
---------------------------------------------
               Peter L. Harris

                      *                        Director                          June 10, 1997
---------------------------------------------
              James B. McCurry

*By:    /s/ CARL W. WOMACK
     ----------------------------
            Carl W. Womack
           Attorney-in-Fact

        INDEX TO EXHIBITS

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
                                                                                   SEQUENTIALLY
      EXHIBIT                                                                       NUMBERED
      NUMBER                                DESCRIPTION                               PAGE
      ------     ----------------------------------------------------------------- -----------
        5.1      Opinion of O'Melveny & Myers LLP.................................
       23.1      Consent of Deloitte & Touche LLP.................................
       23.2      Consent of O'Melveny & Myers LLP (included in Exhibit 5.1).......
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